COMMITMENTS	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

13. COMMITMENTS

Operating leases

The Company has entered into operating leases for automobile and office space. Minimum future rental payments under these leases are as follows:

$
2012	112,737
2013	95,236
2014	89,918
Total	297,881

Capital Commitments

According to the approval of the Administration Committee of Zhangjiang High-Tech Park of Shanghai on February 18, 2011, the total registered capital to ChineseWorldNet.com (Shanghai) Ltd. increased from RMB5,000,000 to RMB10,000,000. CWN HK is required to contribute the additional registered capital of RMB 5,000,000 by paying cash within two years from August 19, 2011. During the year ended December 31, 2011, CWN HK paid cash of $400,000 (RMB 2,581,573). As at December 31, 2011, the Company has capital commitment of RMB 2,418,427 ($380,717) to ChineseWorldNet.com (Shanghai) Ltd.